Summary of Significant Accounting Policies: Long-lived Assets Impairment, Including Definite-lived Intangibles and Goodwill (Policies)	12 Months Ended
Dec. 31, 2011
Financial Instruments:
Long-lived Assets Impairment, Including Definite-lived Intangibles and Goodwill

(n)            Long-lived assets impairment, including definite-lived intangibles and goodwill

The Group follows the requirements of FASB ASC 360, “Property, Plant and Equipment” (“ASC 360”), which addresses financial accounting and reporting for the impairment and disposal of long-lived assets, and FASB ASC 350, “Intangibles – Goodwill and Other” (“ASC 350”), with respect to impairment of goodwill and intangibles. The Group reviews the carrying value of its long-lived assets, including property, plant and equipment, investments, goodwill, licenses to use mineral reserves (inclusive of capitalized costs related to asset retirement obligations and value beyond proven and probable reserves), and intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of such assets may not be fully recoverable as prescribed by ASC 350 and ASC 360. Recoverability of long-lived assets, excluding goodwill, is assessed by a comparison of the carrying amount of the asset (or the group of assets, including the asset in question, that represents the lowest level of separately-identifiable cash flows) to the total estimated undiscounted cash flows expected to be generated by the asset or group of assets.

In performing the impairment analysis, the Group considers whether the results and cash flows of an asset or asset group can be clearly distinguished from results and cash flows of other assets of the Group. Generally long-lived assets are grouped by reporting units with discrete financial information regularly reviewed by operating management (i.e. the lowest level of identifiable cash flows that are independent of the cash flows of other assets is at a single entity level). At SKCC, a group of assets is determined by the aggregated mines owned and operated by SKCC, because they are dependent on operations of each other and represent the single production process.

If the estimated future net undiscounted cash flows are less than the carrying amount of the asset or group of assets, the asset or group of assets is considered impaired and impairment charge is recognized equal to the amount required to reduce the carrying amount of the asset or group of assets to their fair value.

Fair value is determined by discounting the cash flows expected to be generated by the asset, when the quoted market prices are not available for the long-lived assets. For assets and groups of assets relating to and including the licenses to use mineral reserves, future cash flows include estimates of recoverable minerals that will be obtained from proven and probable reserves and estimated value beyond proven and probable mineral reserves, mineral prices (considering current and historical prices, price trends and other related factors), production levels, capital and reclamation costs, all based on the life of mine models prepared by the Group’s engineers. The Group’s reporting units with goodwill allocated for the testing purposes represent single entities with one component of business in each case. As of December 31, 2011, the Group had the following number of reporting units by segments: Steel – 9, Mining – 5, Power – 3 and Ferroalloy – 2.  Estimated future cash flows are based on the Group’s assumptions and are subject to risk and uncertainty that are considered in the discount rate applied in the goodwill impairment testing.

ASC 350 prohibits the amortization of goodwill. Instead, goodwill is tested for impairment at least annually and on an interim basis when an event occurs that could potentially lead to the impairment, i.e. significant decline in selling prices, production volumes or operating margins. Under ASC 350, goodwill is assessed for impairment by using the fair value based method. The Group determines fair value by utilizing discounted cash flows. The impairment test required by ASC 350 for goodwill includes a two-step approach. Under the first step, companies must compare the fair value of a “reporting unit” to its carrying value. A reporting unit is the level, at which goodwill impairment is measured and it is defined as an operating segment or one level below it if certain conditions are met. If the fair value of the reporting unit is less than its carrying value, goodwill is impaired.

Under step two, the amount of goodwill impairment is measured by the amount that the reporting unit’s goodwill carrying value exceeds the “implied” fair value of goodwill. The implied fair value of goodwill can only be determined by deducting the fair value of all tangible and intangible net assets (including unrecognized intangible assets) of the reporting unit from the fair value of the reporting unit (as determined in the first step). In this step, the fair value of the reporting unit is allocated to all of the reporting unit’s assets and liabilities (a hypothetical purchase price allocation).

If goodwill and another asset (or asset group) of a reporting unit are tested for impairment at the same time, the other asset (or asset group) shall be tested for impairment before goodwill. If the asset group was impaired, the impairment loss would be recognized prior to goodwill being tested for impairment.

When performing impairment tests, the Group uses assumptions that include estimates regarding the discount rates, growth rates and expected changes in selling prices, sales volumes and operating costs as well as capital expenditures and working capital requirements during the forecasted period. The Group estimates discount rates using after-tax rates that reflect current market rates for investments of similar risk. The growth rates are based on the Group’s growth forecasts, which are largely in line with industry trends. Changes in selling prices and direct costs are based on historical experience and expectations of future changes in the market. While impairment of long-lived assets does not affect reported cash flows, it does result in a non-cash charge in the consolidated statements of income and comprehensive income (loss), which could have a material adverse effect on the Group’s results of operations or financial position.

As of December 31, 2011, the Group performed an impairment analysis of goodwill at all reporting units. In addition, the Group’s long-lived assets were tested for recoverability at those reporting units, where events or changes in circumstances indicate that their carrying amounts may not be recoverable. Cash flow forecasts used in the test were based on the assumptions as of December 31, 2011.

The forecasted period for non-mining subsidiaries of the Group was assumed to be six years to reach stabilized cash flows, and the value beyond the forecasted period was based on the terminal growth rate of 2.5%. For mining subsidiaries of the Group the forecasted period was based on the remaining life of the mines. Cash flows projections were prepared using assumptions that comparable market participants would use.

Forecasted inflation rates for the period 2012-2017 that were used in cash flow projections were as follows:

Region	2012	2013	2014	2015	2016	2017

Russia	8%	7%	6%	6%	6%	6%
USA	3%	3%	2%	2%	2%	2%
Bulgaria	4%	4%	4%	4%	4%	4%
Romania	4%	4%	4%	4%	4%	4%
Other European countries	2%	2%	2%	2%	2%	2%
Kazakhstan	8%	7%	6%	6%	6%	6%
Ukraine	8%	7%	6%	6%	6%	6%

Discount rates were estimated in nominal terms on the weighted average cost of capital basis. To discount cash flows projections, the Group used similar discount rates for Russia, Eastern Europe, Kazakhstan, and the USA, assuming that this approach reflected market rates for investments of a similar risk as of December 31, 2011 in these regions. These rates, estimated for each year for the forecasted period, are as follows:

	2012	2013	2014	2015	2016	2017
Discount rate	11.12%	10.75%	10.40%	10.05%	9.70%	9.37%

Based on the results of the impairment analysis of long-lived assets, including definite-lived intangibles and goodwill performed by the Group as of December 31, 2011, no impairment loss was recognized.

According to the results of the impairment analysis of goodwill as of December 31, 2011, the following reporting units have the estimated fair values that are not substantially in excess of their carrying values and goodwill for such reporting units, if impaired, could materially impact the Group’s results:

Reporting unit	Segment	The excess of fair value over carrying value	Goodwill allocated to the reporting unit

Toplofikatsia Rousse (TPP Rousse)	Power	11%	83,513
Southern Kuzbass Power Plant (SKPP)	Power	14%	118,851

The material assumptions that drive the estimated fair values of the TPP Rousse and SKPP are similar and represented by projected electricity prices, sales volumes, steam coal prices, discount rates. Some of these assumptions materially deviate from the Group’s historical results primarily due to the market downturns and economic slowdowns in the recent years elsewhere in the world, including Bulgaria and Russia, where TPP Rousse and SKPP, respectively, are located. All these material assumptions are based on the Group’s projections and are subject to risk and uncertainty.

Based on the sensitivity analysis carried out as of December 31, 2011, the following minimum changes in key assumptions used in the goodwill impairment test would trigger the impairment of goodwill at some reporting units (the actual impairment loss that the Group would need to recognize under these hypotheses would depend on the appraisal of the fair values of the reporting unit’s assets, which has not been conducted):

·                 0.6% decrease in future planned revenues;

·                 0.7% point increase in discount rates for each year within the forecasted period;

·                 1.1% point decrease in cash flows growth rate after the forecasted period.

The Group believes that the values assigned to key assumptions and estimates represent the most realistic assessment of future trends.